EXHIBIT 99
Contact:
Jon Mills – Director, External Communications
317-658-4540
jon.mills@cummins.com

July 12, 2023

Jennifer Rumsey Named Chair of the Cummins Board of Directors Following Retirement of Tom Linebarger

COLUMBUS, INDIANA –Cummins Inc. (NYSE: CMI) announced today its Board of Directors has unanimously elected Cummins President and Chief Executive Officer (CEO) Jennifer Rumsey to Chair of the company’s Board of Directors, effective August 1, 2023. Rumsey succeeds Tom Linebarger, who is retiring from both of his Cummins positions as Executive Chairman and Chairman of the Board, effective July 31, 2023.
Rumsey was first appointed to the Cummins Board of Directors in February 2022 and has served as President and CEO of the company since August 2022. She has held numerous pivotal roles within the company during her more than two decades with Cummins, including Chief Technical Officer, President of the Components business and Chief Operating Officer. The combined roles of Chair and CEO will position Rumsey to continue leading the company into the future, leveraging her technical expertise, deep understanding of Cummins’ business and powering customers’ success throughout the energy transition.
“Jennifer’s appointment as Chair comes at a pivotal time for Cummins and the entire industry,” said Linebarger. “Her strategic vision for Cummins, centered on delivering solutions that meet our customers' needs while reducing our impact on the environment, will help lead our company in the transition to a decarbonized future. On a personal note, I am filled with immense pride and gratitude for the privilege of being part of this remarkable company for the past 30 years. I am delighted to pass this role to Jennifer and firmly believe that she is the ideal leader to guide Cummins at this important time.”
“I am deeply humbled to assume the role of Chair,” said Rumsey. “I would like to extend my sincere gratitude to Tom who has been an extraordinary leader for this company and an invaluable colleague and mentor to me. His leadership of this company has shaped my journey and approach to leadership at Cummins and helped position us for a bright future. As we look ahead, we will continue to create innovative solutions that effectively address our customers’ needs while making a positive impact on the communities we serve. When I became CEO one year ago, I said that we would continue to put people at the center of everything we do, and I am proud to say that our dedicated employees continue to work tirelessly to ensure we remain on course for our ambitious goals as a company. At the top of that list is our commitment to Destination Zero, our strategy to achieve a zero-emissions future, power our customers’ success, grow our business and deliver strong returns to our investors.”
Linebarger served as Cummins’ Chairman and CEO from 2012 to 2022 and as Executive Chairman of the company for the past year. During his 10-year tenure, the company grew its revenue from $17.3 billion to a record $28.1 billion last year. Linebarger spearheaded the evolution of the company to ensure its continued industry leadership, including the formation of Accelera by Cummins, the company’s zero-emissions solutions business segment, and the broadening of its product portfolio through notable mergers and acquisitions including the largest-ever in the Cummins’ history with the acquisition of Meritor. Across the cycles, he continued to invest significantly in employee development and wellbeing, leaving behind a highly capable group of diverse leaders. The transition announced today is consistent with the Board’s succession planning and commitment to effective leadership at all levels.
A co-architect of Destination Zero, Rumsey has significantly advanced the company’s decarbonization strategy in her first year as CEO while garnering three consecutive quarterly revenue records in late 2022 and early 2023. During this time, Cummins has continued to grow its core business with the acquisition of Meritor, accelerating the development of economically viable decarbonized powertrain solutions including the industry’s first fuel agnostic powertrain platform, enhancing the sales and service network and expanding customer relationships.
Simultaneously, Cummins has progressed the development of innovative, zero-emissions solutions, rebranding that business unit and sending a clear signal to customers, employees, prospective talent and policy makers that the company is committed to leading in zero-emission technologies. In 2022, Cummins invested $1.2 billion in research and development to drive innovation and growth across our business, while delivering strong returns to shareholders. Fulfilling her commitment to keeping people at the center, Rumsey has forged new partnerships with key customers and led an effort to reconnect employees with Cummins leaders and the Destination Zero strategy following the COVID-19 pandemic.
“On behalf of the Cummins Board of Directors, I want to express our deep gratitude to Tom for his leadership of Cummins over the past three decades,” said Tom Lynch, Lead Director, Cummins Board. “His commitment to Cummins led to tremendous growth and returns for the company. Equally, I am thrilled to have Jennifer join as Chair of the Cummins Board of Directors. She has demonstrated the leadership needed for Cummins’ continued growth and success. In her first year, she delivered record revenues and moved us forward on critical initiatives. Jennifer has the deep technical understanding needed to lead us successfully through the decarbonization journey and a clear ability to lead and develop people. We are all confident that Jennifer will help Cummins continue to flourish.”

Rumsey is a Columbus, Indiana (USA), native and member of the Society of Women Engineers, Society of Automotive Engineers and Women in Trucking Association. She holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Master of Science in Mechanical Engineering from Massachusetts Institute of Technology. Throughout her career, she has been an advocate for diversity, equity and inclusion and women in STEM fields. She resides in Columbus with her husband and has two college-age daughters.

About Cummins Inc.
Cummins Inc., a global power leader, is a corporation of complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel, natural gas, electric and hybrid powertrains and powertrain-related components including filtration, aftertreatment, turbochargers, fuel systems, controls systems, air handling systems, automated transmissions, axles, drivelines, brakes, suspension systems, electric power generation systems, batteries, electrified power systems, electric powertrains, hydrogen production and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 73,600 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $2.2 billion on sales of $28.1 billion in 2022.

Forward-looking disclosure statement
Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emission standards; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; changes in taxation; global legal and ethical compliance costs and risks; evolving environmental and climate change legislation and regulatory initiatives; future bans or limitations on the use of diesel-powered products; failure to successfully integrate and / or failure to fully realize all of the anticipated benefits of the acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; any adverse effects of the conflict between Russia and Ukraine and the global response (including government bans or restrictions on doing business in Russia); aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; failure to complete, adverse results from or failure to realize the expected benefits of the separation of our filtration business; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; increasing interest rates; challenging markets for talent and ability to attract, develop and retain key personnel; climate change, global warming, more stringent climate change regulations, accords, mitigation efforts, greenhouse gas (GHG) regulations or other legislation designed to address climate change; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; failure to meet environmental, social and governance (ESG) expectations or standards, or achieve our ESG goals; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2022 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.